Exhibit 10.9.1

FLORIDA ASSOCIATION OF REALTORS®	I Ile I IIWT1d5 Law group, r.M.
445 East Palmetto Park Road
Boca Raton, FL 33432
Tel 561-363-7474 Fax 661-368-0293

Addendum No. 6 _________ to the Contract dated 2/25/07 between Cameron Jacobs _______________________________________ and Millennium group Worldwide inc. __________________________________________(Buyers concerning the property described as:

See Exhibit A atgdied hereto and Incoreated herein _______________________________________________________ _________________________________________________________________________________________________ (the “Contract”). Buyer and Seller make the following terms and conditions part of the Contract:

1. The legal description attached hereto as Exhibit A Is the legal description of the property,

2. Paragraph BOA line 183 of the Contract is hereby modified to substitute “ single family residential ” in place of “Vacant Platted Lots”.

3. The Parties hereby agree that all Buyers obligations in this Contract shall be contingent on the completion of the Initial Public Offering (“!PO”) placed by Buyer on or before August 17, 2007. At all times during the !PO process, this agreement shalt remain in full force and effect. In the event the funding requirements of the IPO are not met and this transaction closed, on or before August 12, 2008, this agreement shall automatically terminate and the parties shall be released from all obligations herein.

_______________________________________________________________________41 ■ 101•• ■ ____________________

4. Buyer may assign this agreement to an entity controlled by Buyer without Seller’s prior consent.___________________________ _________________________________________________________________________________________________________

Millennium Group Worldwide, Inc.

Date: July 8, 2008	Buyer:	/s/ Julius Jackson Sr.

Julius Jackson, Sr, President

Date: ______________	Buyer:

Date: July 8, 2008	Seller:	/s/ Cameron Jacobs

Cameron Jacobs

Date; ______________	Seller:

AGSP-2 Rev. 5/24 dill 1994 Fforida Association of REALTORSOAG Rights Reserved. Licensed to Ma Slat. User Reg* S-3Y0334M3530/1C20L-1021
Software and Added Formatting Copyright 2004 Alta Star Software, Inc. All Rights Reserved. (305) 2794898